                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                          LONDON FINANCIAL CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         O-11.

         1)    Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         2)    Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         4)    Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

         5)    Total fee paid:
               ---------------------------------------------------------------

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

               ---------------------------------------------
         2)    Form, Schedule or Registration Statement No.:

               ---------------------------------------------
         3)    Filing Party:

               ---------------------------------------------
         4)    Date Filed:

               ---------------------------------------------

                          LONDON FINANCIAL CORPORATION
                               2 EAST HIGH STREET
                               LONDON, OHIO 43140
                                 (740) 852-0787

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of London Financial Corporation ("LFC") will be held at the office of The Citizens Loan & Savings Company, 2 East High Street, London, Ohio 43140, on January 28, 1999, at 10:00 a.m., Eastern Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

               1. To re-elect three directors of LFC for terms expiring in 2001;

               2. To ratify the selection of Grant Thornton LLP as the auditors of LFC for the current fiscal year; and

               3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of LFC of record at the close of business on December 4, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                         By Order of the Board of Directors





London, Ohio                             John J. Bodle, President
December 17, 1998

                          LONDON FINANCIAL CORPORATION
                               2 EAST HIGH STREET
                               LONDON, OHIO 43140
                                 (740) 852-0787

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of London Financial Corporation, an Ohio corporation ("LFC"), for use at the 1999 Annual Meeting of Shareholders of LFC to be held at the office of The Citizens Loan & Savings Company ("Citizens"), 2 East High Street, London, Ohio 43140, on January 28, 1999, at 10:00 a.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by LFC before the Proxy is exercised or by giving notice of revocation to LFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                   FOR the re-election of Donovan D. Forrest, Edward D. Goodyear, and Kennison A. Sims as directors of LFC for terms expiring in 2001; and

                   FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of LFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of LFC and Citizens, in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by LFC.

         Only shareholders of record as of the close of business on December 4, 1998 (the "Voting Record Date"), are entitled to notice of and to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. LFC's records disclose that, as of the Voting Record Date, there were 479,450 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of LFC on or about December 17, 1998.


                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and LFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the four nominees. Shareholders may not cumulate their votes in the election of directors.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of LFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of LFC for the current fiscal year. Generally, shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting, but not voted with respect to the ratification of the selection of Grant Thornton ("Non-votes"), will have the same effect as votes against the approval of such ratification, as will abstentions. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated the enclosed Proxy, but who did not vote on the ratification of the selection of Grant Thornton by marking the appropriate block on the Proxy, such shares will be voted FOR the ratification of the selection of Grant Thornton and will not be considered Non-votes.


                   VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to LFC to own beneficially more than five percent of the outstanding common shares of LFC as of November 30, 1998:

                                          Amount and nature of beneficial ownership
                                          -----------------------------------------
                                          Sole voting and          Shared voting and           Percent of
Name and Address                          investment power         investment power        shares outstanding
----------------                          ----------------         ----------------        ------------------

First Bankers Trust, N.A.
1201 Broadway
Quincy, Illinois  62301                      42,320 (1)                    9,595                   8.8%

John J. Bodle
76 Flax Drive
London, Ohio  43140                          19,027 (2)                    6,706                   5.3

Edward D. Goodyear                           11,724 (3)                   12,482                   5.0
1776 E. Choctaw Drive
London, Ohio  43140

Kennison A. Sims
1418 Old Xenia Road
London, Ohio  43140                          36,953 (3)(4)                 6,755                   9.1

-----------------------------

(1) Consists of unallocated shares with respect to which First Bankers Trust, N.A. (the "ESOP Trustee") as the Trustee for the London Financial Corporation Employee Stock Ownership Plan (the "ESOP") has sole voting power.

(2) Includes 5,290 shares that may be acquired upon the exercise of an option awarded pursuant to the London Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan") and 1,058 shares that are expected to be earned in the next 60 days pursuant to The Citizens Loan & Savings Company Management Recognition and Retention Plan and Trust (the "MRP").

(3) Includes 1,058 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan and 212 shares that are expected to be earned in the next 60 days pursuant to the MRP.

(4) Includes 18,226 shares held by the MRP, with respect to which Mr. Sims has sole voting power as Trustee.

         The following table sets forth certain information with respect to the number of common shares of LFC beneficially owned by each director of LFC and by all directors and executive officers of LFC as a group as of November 30, 1998:

                                          Amount and nature of beneficial ownership
                                          -----------------------------------------
                                          Sole voting and          Shared voting and           Percent of
Name and Address (1)                      investment power         investment power        shares outstanding
--------------------                      ----------------         ----------------        ------------------

John I. Andrix                               21,982 (2)                        -                   4.6%
Rodney A. Bell                                1,482 (2)                   20,000                   4.5
John J. Bodle                                19,027 (3)                    6,706                   5.3
Donovan D. Forrest                            2,741 (4)                        -                   0.6
Edward D. Goodyear                           11,724 (2)                   12,482                   5.0
Shirley C. Hansgen                            3,676 (2)                    1,901                   1.2
Kennison A. Sims                             36,953 (2) (5)                6,755                   9.1
All directors and executive officers
   as a group (9 people)                    100,041(6)                    48,844                  30.1

-----------------------

(1) Each of the persons listed on this table may be contacted at the address of LFC.

(2) Includes 1,058 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan and 212 shares that are expected to be earned in the next 60 days pursuant to the MRP.

(3) Includes 5,290 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan and 1,058 shares that are expected to be earned in the next 60 days pursuant to the MRP.

(4) Includes 529 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan.

(5) Includes 18,226 shares held by the MRP, with respect to which Mr. Sims has sole voting power as Trustee.

(6) Includes 12,309 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan and 2,518 shares which are expected to be earned in the next 60 days pursuant to the MRP.


                              ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of LFC by the later of the December 1st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of LFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2001 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                                Director of
Name                        Age (1)             Positions Held                 LFC Since (2)
----                        -------             --------------                 -------------

Donovan D. Forrest            49                Director                           1997
Edward D. Goodyear            51                Director                           1995
Kennison A. Sims              46                Director                           1996

------------------------------

(1)      As of December 10, 1998.

(2) Mr. Forrest was appointed in September 1997 by the Board of Directors to fill a vacancy created in 1997 by the resignation of Donald E. Forrest. Mr. Goodyear became a director in 1995, at the time of the formation of LFC in connection with the conversion of Citizens from mutual to stock form (the "Conversion"). Mr. Sims was appointed in May 1996 by the Board of Directors to fill a vacancy on the Board of Directors created in 1996 by the resignation of Mary Goodyear.


If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve as directors of LFC after the Annual Meeting for the terms indicated:


                                                                              Director of
Name                         Age (1)            Position(s) Held             LFC since (2)          Term Expires
----                         -------            ----------------             -------------          ------------

John I. Andrix                   51             Director                          1995                  2000
Rodney A. Bell                   79             Director                          1995                  2000
John J. Bodle                    51             Director and President            1995                  2000
Shirley C. Hansgen               47             Director                          1997                  2000

-----------------------------

(1)      As of December 10, 1998.

(2) With the exception of Ms. Hansgen, each director became a director in 1995 at the time of the formation of LFC in connection with the Conversion. Ms. Hansgen was appointed by the Board of Directors in 1997 to fill a vacancy created by the death of George O. Matthewson.


         MR. DONOVAN D. FORREST. For the past 19 years, Mr. Forrest has been the President of Forrest Trucking Company, West Jefferson and London, Ohio.

         MR. EDWARD D. GOODYEAR. Mr. Goodyear is a Certified Public Accountant. Since 1974, Mr. Goodyear has been the Assistant Treasurer of The Dispatch Printing Company, publisher of The Columbus Dispatch newspaper.

         MR. KENNISON A. SIMS. Mr. Sims has been the owner-operator of The Sims Construction Company, London, Ohio, since 1976.

         MR. JOHN I. ANDRIX. Mr. Andrix has been the President and owner of Andrix & Company, a general insurance agency located in Madison County, Ohio, since 1974.

         MR. RODNEY A. BELL. From 1958 to 1986, Mr. Bell owned and operated Rod-Bell Ford, an automobile dealership in London, Ohio, which was sold to Buckeye Ford in 1986. Since 1986, Mr. Bell has been a salesman at Buckeye Ford.

         MR. JOHN J. BODLE. Mr. Bodle has been the President of LFC since 1995 and the President of Citizens since 1991. Mr. Bodle has been an employee of Citizens since 1986.

         MS. SHIRLEY C. HANSGEN. Ms. Hansgen is an attorney at law and has been practicing in Madison County, Ohio for the past 19 years.

MEETINGS OF DIRECTORS

         The Board of Directors of LFC met eight times for regularly scheduled and special meetings during the fiscal year ended September 30, 1998. Each director of LFC is also a director of Citizens. The Board of Directors of Citizens met 13 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1998.

COMMITTEES OF DIRECTORS

         The Board of Directors of LFC has an MRP Committee and a Stock Option Plan Committee, but no separate nominating or compensation committees.

         The members of the MRP Committee are Messrs. Andrix, Goodyear and Sims. The MRP Committee administers the MRP and determines the number of shares to be awarded to officers and employees of LFC and Citizens pursuant to the MRP. The MRP Committee did not meet during the fiscal year ended September 30, 1998.

         The members of the Stock Option Plan Committee are Messrs. Andrix, Goodyear and Sims. The Stock Option Plan Committee administers the Stock Option Plan and determines the number of shares to be covered by options granted to the officers and employees of LFC and Citizens pursuant to the Stock Option Plan. The Stock Option Plan Committee did not meet during the fiscal year ended September 30, 1998.

         The Board of Directors of Citizens has an Audit Committee, an Executive Committee and a Classification and Fixed Asset Committee, but no separate nominating or compensation committees.

         The members of the Audit Committee are Messrs. Bell, Goodyear and Sims and Ms. Hansgen. The Audit Committee is responsible for auditing teller boxes, reviewing and reporting to the full Board of Directors on the independent audit of LFC and reviewing loan files for regulatory compliance and adherence to the lending policies of Citizens. The Audit Committee met six times during the fiscal year ended September 30, 1998.

         The members of the Executive Committee are Messrs. Andrix, Goodyear and Bodle. The Executive Committee has the authority to approve individual loans in amounts less than $150,000, sets compensation for the executive officers of Citizens, subject to approval by the full Board of Directors, and is authorized to act on behalf of the Board of Directors between regular meetings of the Board of Directors. The Executive Committee met 12 times during the fiscal year ended September 30, 1998.

         The members of the Classification and Fixed Asset Committee are Messrs. Andrix, Bell, Bodle and Forrest. The function of the Classification and Fixed Asset Committee is to review delinquent loans, non-performing assets and real estate acquired through foreclosure proceedings and to report and recommend action to the full Board of Directors with regard thereto. The Classification and Fixed Asset Committee met four times during the fiscal year ended September 30, 1998.

                               EXECUTIVE OFFICERS

         In addition to Mr. Bodle, the President of both LFC and Citizens, the following persons are executive officers of LFC or Citizens and hold the designated positions:

Name                              Age (1)        Position(s) Held
----                              -------        ----------------
Steven C. Adams                      41          Executive Vice President of Citizens
Joyce E. Bauerle                     46          Vice President and Treasurer of
                                                    Citizens and Treasurer of LFC
Rebecca A. Lohr                      41          Secretary of LFC and Citizens

-----------------------------

(1)      As of December 10, 1998.


         MR. STEVEN C. ADAMS was appointed Executive Vice President of Citizens in May 1998. Prior to joining Citizens, Mr. Adams was a Vice President and the City Manager of Huntington National Bank ("Huntington") in London, Ohio from 1995 to 1998, and an Assistant Vice President and commercial lender at Huntington from 1987 to 1995.

         MS. JOYCE E. BAUERLE. Ms. Bauerle has served as a Vice President of Citizens since January 1996, as the Treasurer of Citizens since 1981 and as Treasurer of LFC since the incorporation of LFC in October 1995.

         MS. REBECCA A. LOHR. Ms. Lohr has served as the Secretary of Citizens for the past eight years and as the Secretary of LFC since October 1995.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         No executive officer of LFC or Citizens received compensation in excess of $100,000 during the fiscal year ended September 30, 1998. The following table sets forth the compensation paid to John J. Bodle, the President of LFC and Citizens, for the fiscal years ended September 30, 1998, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE

                                     -------------------------------------------------------------------------------------
                                        Annual compensation            Long term compensation              All other
                                                                                                        compensation (1)
                                     -------------------------------------------------------------------------------------
                                                                               Awards
                                                              ------------------------------------------

Name and principal           Fiscal                                Restricted       Securities underlying
position                      Year    Salary ($)   Bonus ($)    stock awards ($)       options/SARs (#)
--------------------------------------------------------------------------------------------------------------------------

John J. Bodle                 1998      $68,250           -               -                   -              $ 7,300
President                     1997      $59,500     $11,500         $79,350 (2)          13,225 (3)           14,414 (4)
                              1996      $55,530     $10,725               -                   -                8,400
--------------------------------------------------------------------------------------------------------------------------

(1) Does not include amounts attributable to miscellaneous benefits received by Mr. Bodle, the cost of which was less than 10% of his annual salary and bonus.

(2) On January 30, 1997, Mr. Bodle was awarded 5,290 common shares pursuant to the MRP. Mr. Bodle paid no consideration for such shares. Such shares will become earned and nonforfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning on January 30, 1998, assuming continued employment with or service on the Board of Directors of Citizens. The market price of LFC's shares on January 30, 1997, determined by reference to the closing bid for LFC's shares on the Nasdaq SmallCap Market on such date, was $15.00 per share. The aggregate market value of the shares awarded to Mr. Bodle under the MRP, as of such date, was $79,350. As of September 30, 1998, the shares which have been awarded to Mr. Bodle under the MRP had an aggregate market value of approximately $81,995 based on the $15.50 closing price for LFC shares on the OTC Bulletin Board. Dividends and other distributions paid on such shares and earnings on such dividends and distributions will be distributed to Mr. Bodle according to the vesting schedule.

(3) Represents the number of common shares of LFC underlying options granted to Mr. Bodle pursuant to the Stock Option Plan.

(4) Includes $7,514 allocated to Mr. Bodle under Citizens' Simplified Employee Pension Plan, which was suspended in 1997.

STOCK OPTION PLAN

         The shareholders of LFC adopted the Stock Option Plan at the 1997 Annual Meeting of Shareholders. Pursuant to the Stock Option Plan, 52,900 shares were reserved for issuance by LFC upon exercise of options to be granted to certain directors, officers and employees of LFC and Citizens from time to time under the Stock Option Plan. Options to purchase 38,095 common shares of LFC have been granted pursuant to the Stock Option Plan.

         The Stock Option Committee may grant options under the Stock Option Plan at such times as it deems most beneficial to LFC and Citizens on the basis of the individual participant's responsibility, tenure and future potential to LFC and Citizens and in accordance with the regulations of the Office of Thrift Supervision.

         Options granted to officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the Stock Option Plan to directors who are not employees of LFC or Citizens will not qualify under the Code and thus will not be incentive stock options.

         LFC will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, LFC will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of LFC or outstanding awarded stock options.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Bodle at September 30, 1998:

                        Aggregated Option/SAR Exercises in Last Fiscal Year and 9/30/98 Option/SAR Values
                        ---------------------------------------------------------------------------------
                                                            Number of Securities            Value of Unexercisable
                                                           Underlying Unexercised          "In The Money" Options/
                     Shares Acquired       Value         Options/SARs at 9/30/98(#)         SARs at 9/30/98(#)(1)
Name                  on Exercise(#)     Realized($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----                  --------------     -----------      -------------------------       -------------------------
John J. Bodle              -0-               N/A                2,645/10,580                   $40,998/$163,990

---------------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $15.00 exercise price and the fair market value of LFC's common shares, which was $15.50 on September 30, 1998, based on the closing bid price reported by the OTC Bulletin Board.


MANAGEMENT RECOGNITION PLAN AND TRUST

         The shareholders of LFC adopted the MRP at the 1997 Annual Meeting of Shareholders. With funds contributed by Citizens, the MRP purchased 21,160 shares of LFC's common stock, 17,640 of which have been awarded.

         The MRP is administered by the MRP Committee. Subject to express provisions of the MRP, the MRP Committee determines which directors, executive officers and employees of Citizens and LFC will be awarded shares and the number of shares to be awarded.

         Unless the MRP Committee specifies a longer period of time, one-fifth of the MRP shares awarded to a recipient will become earned and nonforfeitable on each of the first five anniversaries of the date of the awards. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director, an officer or an employee of LFC or Citizens. In the event of the death or disability of a participant, however, the participant's shares will be deemed to be earned and nonforfeitable upon such date.

         Shares awarded pursuant to the MRP, along with any dividends, and other distributions paid on such shares and earnings thereon, are distributed to recipients as soon as practicable after such shares become earned. Recipients are not permitted to transfer or direct the voting of shares awarded under the RRP until they become earned.

EMPLOYEE STOCK OWNERSHIP PLAN

         LFC has established the ESOP for the benefit of employees of LFC and its subsidiaries, including Citizens, who are age 21 or older and who have completed at least one year of service with LFC and its subsidiaries. The ESOP provides an ownership interest in LFC to all eligible full-time employees of LFC. The ESOP trust borrowed funds from the Company with which it acquired 42,320 of the common shares sold in the Conversion.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.

DIRECTOR COMPENSATION

         LFC pays no director's fees. Each director of Citizens currently receives a fee of $500 for each meeting of the Board of Directors attended. In addition, each member of Citizens' Executive Committee, Audit Committee and Classification and Fixed Asset Committee receives, respectively, $300, $100 and $100 for each committee meeting attended.

EMPLOYMENT AGREEMENT

         On April 30, 1997, Citizens entered into an employment agreement with Mr. Bodle (the "Employment Agreement"). Citizens has not entered into an employment agreement with any other officer.

         The Employment Agreement provides for a term of three years, a salary of not less than $53,560 and performance review by the Board of Directors not less often than annually. The Employment Agreement also provides for the inclusion of Mr. Bodle in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

         The Employment Agreement is terminable by Citizens at any time. In the event of termination by Citizens for "just cause," as defined in the Employment Agreement, Mr. Bodle will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Citizens other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Bodle will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Bodle becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence of the following within one year of a "change of control": (1) the termination of employment of Mr. Bodle for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement and
(2) a constructive termination resulting from a change in the capacity or circumstances in which Mr. Bodle is employed or from a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment

Agreement without Mr. Bodle's written consent. In the event of any such occurrence, Mr. Bodle will be entitled to receive an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment, subject to certain limits. In addition, Mr. Bodle will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Bodle may receive under such provisions, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Citizens or LFC, the control of the election of a majority of the directors of Citizens or LFC or the exercise of a controlling influence over the management or policies of Citizens or LFC.


                              CERTAIN TRANSACTIONS

         Citizens has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All such loans to executive officers and directors are made in the ordinary course of business, on the same terms and conditions as those of comparable transactions prevailing at the time and in accordance with Citizens' underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act of 1933 requires LFC's directors and executive officers, and persons who own more than 10% of a registered class of LFC's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of LFC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish LFC with copies of all Section 16(a) forms they file. Based upon a review of such reports, LFC must disclose any failure to file such reports timely in proxy statements used in connection with annual meetings of shareholders. A Form 4 for the month ended February 28, 1998, reporting an acquisition of LFC shares by Mr. Sims and a Form 4 for the month ended November 30, 1998, reporting an acquisition of LFC shares by Mr. Goodyear were not timely filed.


                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of LFC for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in LFC's proxy statement for the 2000 Annual Meeting of Shareholders should be sent to LFC by certified mail and must be received by LFC not later than August 19, 1999. In addition, if a shareholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by November 2, 1999, then the proxies designated by the Board of Directors of LFC for the 2000 Annual Meeting of Shareholders of LFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors




London, Ohio                              John J. Bodle, President
December 17, 1998

                                 REVOCABLE PROXY

                          LONDON FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF LONDON FINANCIAL CORPORATION

         The undersigned shareholder of London Financial Corporation ("LFC") hereby constitutes and appoints John I. Andrix and Rodney A. Bell, or either one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of LFC to be held at the office of The Citizens Loan & Savings Company, located at 2 East High Street, London, Ohio, on January 28, 1999, at 10:00 a.m., Eastern Time (the "Annual Meeting"), all of the shares of LFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

         1. The election of three directors for terms expiring in 2001:

         FOR  all  nominees listed   [   ]        WITHHOLD authority to   [   ]
         below (except as marked                  vote for all nominees
         to the contrary below)                   listed below


                               Donovan D. Forrest
                               Edward D. Goodyear
                                Kennison A. Sims



(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

------------------------------------------------------------------------------


         2 The ratification of the selection of Grant Thornton LLP as the auditors of London Financial Corporation for the current fiscal year.


                 FOR  [   ]           AGAINST  [   ]          ABSTAIN  [   ]


         3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.


                 IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         This Revocable Proxy will be voted as directed by the undersigned member. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of LFC and of the accompanying Proxy Statement is hereby acknowledged.


NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


--------------------------------              ---------------------------------
Signature                                     Signature


--------------------------------              ---------------------------------
Print or Type Name                            Print or Type Name


--------------------------------              ---------------------------------
Date                                          Date



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LFC. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.






                                      -2-